Exhibit 10.7

SHAREHOLDER LOCK-UP AGREEMENT

This SHAREHOLDER LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of September 7, 2023, by and among JEPLAN Holdings, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan and a direct wholly-owned Subsidiary of the Company (“PubCo”), JEPLAN, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan (the “Company”), AP Acquisition Corp, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), and each such Person listed on Schedule A hereto (each, a “Shareholder” and collectively, the “Shareholders”). Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, on June 16, 2023, PubCo, the Company, SPAC and JEPLAN MS, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned Subsidiary of PubCo (“Merger Sub”) entered into a Business Combination Agreement (as the same may be amended, restated and/or supplemented from time to time, the “Business Combination Agreement”) pursuant to which, among other things, (a) PubCo and the Company will implement and consummate the Pre-Merger Reorganization, upon which the Company will become a wholly-owned Subsidiary of PubCo and all Company Shareholders will, subject to the terms and conditions of the Business Combination Agreement, become holders of the PubCo Common Shares (or, if applicable, PubCo ADSs); and (b) following the Pre-Merger Reorganization, Merger Sub will merge with and into SPAC, with SPAC being the surviving entity and becoming a wholly-owned Subsidiary of PubCo; and

WHEREAS, as a condition to its willingness to enter into the Business Combination Agreement and consummate the Transactions, SPAC has requested that the Shareholders enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Article I
Representations and Warranties of the Shareholders

Each Shareholder, severally and not jointly, hereby represents and warrants to SPAC, the Company and PubCo as follows:

1.1               Organization and Standing. If such Shareholder is not a natural person, (a) such Shareholder has been duly organized and is validly existing and in good standing under the Laws of the place of its incorporation or establishment and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted; and (b) such Shareholder is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.2               Authorization; Binding Agreement. If such Shareholder is not a natural person, such Shareholder has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of such Shareholder are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. If such Shareholder is a natural person, such Shareholder has full legal capacity, right and authority to execute and deliver this Agreement, to perform his/her obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (b) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable or provisional remedies.

1.3               Governmental Approvals. No Governmental Order on the part of such Shareholder is required to be obtained or made in connection with the execution, delivery or performance by such Shareholder of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.4               Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by such Shareholder do not and will not (a) conflict with or violate any provision of the Organizational Documents of such Shareholder (if such Shareholder is not a natural person), (b) conflict with or violate any Law or Governmental Order applicable to such Shareholder or any of its, his or her properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by such Shareholder under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of such Shareholder under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contracts of such Shareholder, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.5              Business Combination Agreement. Such Shareholder understands and acknowledges that SPAC has entered into the Business Combination Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement to consummate the Transactions. Such Shareholder has received a copy of the finalized Business Combination Agreement.

1.6              Adequate Information. Such Shareholder has adequate information concerning the business and financial condition of SPAC, PubCo and the Company to make an informed decision regarding this Agreement and the transactions contemplated by the Business Combination Agreement and has independently and without reliance upon SPAC, PubCo or the Company and based on such information as such Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Shareholder acknowledges that SPAC, PubCo and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

1.7               Restricted Securities. Such Shareholder understands that the PubCo Exchange Shares and any PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) that such Shareholder may receive in connection with the Pre-Merger Reorganization, may be “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, such Shareholder may be required to hold such PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) indefinitely unless (a) they are registered with the SEC and qualified by state authorities, or (b) an exemption from such registration and qualification requirements is available, and that any certificates or book entries representing the PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) shall contain a legend to such effect.

Article II
Representations and Warranties of PubCo

PubCo hereby represents and warrants to SPAC, the Company and each Shareholder as follows:

2.1               Organization and Standing. PubCo is a Japanese corporation (kabushiki kaisha) duly incorporated, validly existing and in good standing under the Laws of Japan. PubCo has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. PubCo is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

2.2              Authorization; Binding Agreement. PubCo has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of PubCo and no other corporate proceedings on the part of PubCo are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by PubCo and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of PubCo, enforceable against PubCo in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable or provisional remedies.

2.3              Governmental Approvals. No Governmental Order on the part of PubCo is required to be obtained or made in connection with the execution, delivery or performance by PubCo of this Agreement or the consummation by PubCo of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

2.4               Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by PubCo will not (a) conflict with or violate any provision of Organizational Documents of PubCo, (b) conflict with or violate any Law or Governmental Order applicable to PubCo or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by PubCo under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of PubCo under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contracts of PubCo, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article III
Representations and Warranties of the Company

The Company hereby represents and warrants to SPAC, PubCo and each Shareholder as follows:

3.1               Organization and Standing. The Company is Japanese corporation (kabushiki kaisha) duly incorporated, validly existing and in good standing under the Laws of Japan. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

3.2               Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of the Company and, other than the Company Shareholders’ Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3               Governmental Approvals. No Governmental Order on the part of the Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

3.4               Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of Organizational Documents of the Company, (b) conflict with or violate any Law or Governmental Order applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contracts of the Company, except for (A) any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby; and (B) certain notifications or consent requirements under the respective investment agreements by and between the Company and the relevant Shareholder.

Article IV
Representations and Warranties of SPAC

SPAC hereby represents and warrants to PubCo, the Company and each Shareholder as follows:

4.1               Organization and Standing. SPAC is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. SPAC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. SPAC is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

4.2               Authorization; Binding Agreement. SPAC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of SPAC and, other than the SPAC Shareholders’ Approval, no other corporate proceedings on the part of SPAC are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3               Governmental Approvals. No Governmental Order on the part of SPAC is required to be obtained or made in connection with the execution, delivery or performance by SPAC of this Agreement or the consummation by SPAC of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

4.4               Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by SPAC do not and will not (a) conflict with or violate any provision of the SPAC Charter, (b) conflict with or violate any Law or Governmental Order applicable to SPAC or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by SPAC under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of SPAC under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contracts of SPAC, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article V
Shareholder Lock-Up

Each Shareholder, severally and not jointly, covenants and agrees with SPAC, PubCo and the Company during the term of this Agreement as follows:

5.1               Shareholder Lock-Up. Subject to consummation of the Merger and the exceptions set forth herein, each Shareholder, severally and not jointly, covenants and agrees not to, during the Lock-Up Period (as defined below), without the prior written consent of the board of directors of PubCo, (i) directly or indirectly, tender, transfer, grant, assign, offer, sell, contract to sell, pledge or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (each a “Transfer”), or make a public announcement of any intention to effect any Transfer in, (x) any PubCo Common Shares acquired by such Shareholder in connection with the Pre-Merger Reorganization and (y) any PubCo Common Shares that such Shareholder may acquire from time to time upon the exercise or settlement of any options converted from the Company Options in connection with the Pre-Merger Reorganization, including in each case of the foregoing sub-clauses (x) and (y), any such PubCo Common Shares in the form of PubCo ADSs (collectively, the “Lock-Up Shares”); (ii) enter into any transactions that would have the same effect as the foregoing clause (i); or (iii) enter into any Contracts, option, swap, hedge or other arrangement with respect to the Transfers of, in whole or in part, the economic consequences of ownership of any Lock-Up Shares, whether any of these transactions are to be settled by delivery of any such Lock-Up Shares, in cash or otherwise; provided, however, that the foregoing shall not apply to:

(a)                Transfers to a partnership, limited liability company or other entity of which such Shareholder is the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(b)                (A) by gift to any of such Shareholder’s Immediate Family Members (as defined below); (B) to a family trust, established for the exclusive benefit of such Shareholder or any of such Shareholder’s Immediate Family Members for estate planning purposes; (C) by virtue of laws of descent and distribution, including, but not limited to the Civil Code of Japan (Act No. 89 of 1896, as amended), upon death of such Shareholder; or (D) pursuant to a qualified domestic relations order;

(c)                if such Shareholder is not a natural person, Transfers (A) to another Person that is an Affiliate of the Shareholder, or to any investment fund or other entity Controlling, Controlled by, managing or managed by or under common Control with the Shareholder or its Affiliates or who shares a common investment advisor with the Shareholder; or (B) as part of a distribution to members, partners or shareholders of the Shareholder via dividend or share repurchase;

(d)                if such Shareholder is not a natural person, Transfers by virtue of the Laws of the place of the Shareholder’s incorporation or establishment and the Shareholder’s Organizational Documents upon dissolution of the Shareholder;

(e)               Transfers relating to PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) or other securities convertible into or exercisable or exchangeable for PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) acquired in open market transactions after the Closing; and

(f)                 Transfers in the event of completion of a liquidation, merger, exchange of shares or other similar transaction which results in all of PubCo’s shareholders having the right to exchange their PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) for cash, securities or other property;

provided further, however, that in the case of clauses (a) through (d), these permitted transferees shall enter into a written agreement, in substantially the form of this Article V, agreeing to be bound by the restrictions on Transfer of Lock-Up Shares prior to such Transfer.

5.2               No Amendment or Waiver. Neither the Company nor PubCo shall amend or waive the lock-up restrictions agreed with any of the Shareholders hereunder or otherwise release any Shareholder from such lock-up restrictions as provided in this Agreement, unless PubCo extends such amendment, waiver and/or release to (a) all other Shareholders which are party hereto and (b) the Sponsor with respect to the lock-up restrictions in that certain letter agreement, dated as of December 16, 2021, by and among SPAC, Sponsor and certain directors and officers of SPAC, under the same terms and conditions (including, for the avoidance of doubt, the timing of any release from such lock-up restriction) and on a pro rata basis. The Company and PubCo shall provide at least ten (10) Business Days’ advance written notice to all Shareholders which are party hereto and the Sponsor of any such amendment or waiver.

5.3           Certain Definition. For purposes of this Article V:

(a)             “Immediate Family Members” shall mean, as to a natural person, such individual’s spouse, former spouse, domestic partner, child (including by adoption), father, mother, brother or sister, and the lineal descendant (including by adoption) of any of the foregoing persons; and

(b)           “Lock-Up Period” means,

(i)                 with respect to fifty percent (50%) of the Lock-Up Shares, the period commencing on the Closing Date and ending on the earliest of (x) the date falling six (6) months after the Closing Date; (y) the date on which the last reported sale price of the PubCo ADSs equals or exceeds $12.00 per PubCo ADS (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a thirty-(30)-trading day period commencing at least one hundred fifty (150) days after the Closing Date; and (z) the date following the Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all shareholders of PubCo shareholders having the right to exchange their PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) for cash, securities or other property; and

(ii)               with respect to the other fifty percent (50%) of the Lock-Up Shares, the period commencing on the Closing Date and ending on the earliest of (x) the date falling six (6) months after the Closing Date; (y) the date on which the last reported sale price of the PubCo ADSs equals or exceeds $12.00 per PubCo ADS (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a thirty-(30)-trading day period commencing at least sixty (60) Business Days after the Closing Date; and (z) the date following the Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all shareholders of PubCo shareholders having the right to exchange their PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) for cash, securities or other property.

Article VI
General Provisions

6.1               Termination. This Agreement shall terminate automatically upon the earlier of (a) the expiration of the Lock-Up Period (provided, however, that this Article VI shall survive such termination indefinitely) and (b) the termination of the Business Combination Agreement in accordance with its terms, and upon such termination, no party shall have any liability hereunder other than for its actual fraud or for its willful and material breach of this Agreement prior to such termination.

6.2               Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of Japan. The Tokyo District Court shall have exclusive jurisdiction as the court of first instance for the resolution of any Action or dispute arising out of, or relating in any way to, this Agreement.

6.3               Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company, PubCo and SPAC in accordance with Section 12.3 (Notice) of the Business Combination Agreement and to each Shareholder at its address set forth set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

6.4               Rights of Third Party. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement; provided, however that the Sponsor (including its successors and assigns) is an express third party beneficiary of, and may enforce, Section 5.2 and this Article VI directly against PubCo and the Company.

6.5               Miscellaneous. The provisions of Section 1.2 (Construction) and Article XII (Miscellaneous) of the Business Combination Agreement (except for Section 12.7 (Governing Law) and Section 12.8 (Consent to Jurisdiction)) are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above.

EXECUTED AND DELIVERED for and on behalf of:

JEPLAN, INC.

Signature:	/s/ Masaki Takao
Name: Masaki Takao
Title: Representative Director and Chief Executive Officer

In the presence of:

Witness

Signature:	/s/ Masayuki Fujii
Print Name: Masayuki Fujii

[Signature Page to Shareholder Lock-Up Agreement]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above.

EXECUTED AND DELIVERED for and on behalf of:

AP ACQUISITION CORP

Signature:	/s/ Keiichi Suzuki
Name: Keiichi Suzuki
Title: Chief Executive Officer and Director

In the presence of:

Witness

Signature:	/s/ Shinya Takizawa
Print Name: Shinya Takizawa

[Signature Page to Shareholder Lock-Up Agreement]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above.

EXECUTED AND DELIVERED for and on behalf of:

JEPLAN HOLDINGS, INC.

Signature:	/s/ Masaki Takao
Name: Masaki Takao
Title: Representative Director

In the presence of:

Witness

Signature:	/s/ Masayuki Fujii
Print Name: Masayuki Fujii

[Signature Page to Shareholder Lock-Up Agreement]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above.

EXECUTED AND DELIVERED for and on behalf of:

JAFCO SV4 INVESTMENT LIMITED PARTNERSHIP

By: JAFCO GROUP CO., LTD., its General Partner

Signature:	/s/ Keisuke Miyoshi
Name: Keisuke Miyoshi
Title: President & CEO

In the presence of:

Witness

Signature:	/s/ Yoshinaga Tanimoto
Print Name: Yoshinaga Tanimoto

[Signature Page to Shareholder Lock-Up Agreement]

SCHEDULE A

PARTICULARS OF SHAREHOLDERS

No.	Name of Shareholder	Number of Shares	Address
1	JAFCO SV4 Investment Limited Partnership (represented by JAFCO Group Co., Ltd., its general partner)	16,400	Toranomon Hills Mori Tower 24F 1-23-1 Toranomon, Minato-ku, Tokyo, Japan, 105-6324

Schedule A